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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       Date of Report: June 15, 1998


                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


                 MICHIGAN            0-12216           38-1986608
              (State or other      (Commission        (IRS Employer
              jurisdiction of       File Number)   Identification no.)
              incorporation)

           111 LYON STREET, N.W.
          GRAND RAPIDS, MICHIGAN                          49503
 (Address of principal executive offices)               (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 771-5000









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Item 5.   OTHER EVENTS.

          On June 15, 1998, Old Kent Financial Corporation issued the press releases attached as Exhibit 99 to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          99   Press Releases dated June 15, 1998.






































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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 15, 1998               OLD KENT FINANCIAL CORPORATION
                                   (Registrant)


                                   By:   /S/ ALBERT T. POTAS
                                         Albert T. Potas
                                         Senior Vice President
                                         and Controller


































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                               EXHIBIT INDEX


EXHIBIT NUMBER                DOCUMENT

     99              Press Releases dated June 15, 1998.